UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 17, 2003

COMMUNITY FIRST BANKSHARES, INC.

(Exact name of Registrant as specified in its charter)

Delaware	0-19368	46-0391436
(State or other jurisdiction	(Commission File Number)	(I.R.S. Employer
of incorporation)		Identification No.)

520 Main Avenue
Fargo, North Dakota	58124
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (701) 298-5600

ITEM 1.	Not Applicable

ITEM 2.	Not Applicable.

ITEM 3.	Not Applicable.

ITEM 4.	Not Applicable.

ITEM 5.	Not Applicable.

ITEM 6.	Not Applicable.

ITEM 7.	Not Applicable.

ITEM 8.	Not Applicable.

ITEM 9.	REGULATION FD DISCLOSURE AND INFORMATION FURNISHED UNDER ITEM 12 (DISCLOSURE OF RESULTS OF OPERATIONS AND FINANCIAL CONDITION).

The following information is furnished pursuant to Item 9 “Regulation FD Disclosure” and Item 12 “Results of Operations and Financial Condition.”

Community First Bankshares, Inc. (the “Company”) is furnishing as Exhibit 99.1 a copy of a press release dated July 17, 2003 announcing the Company’s financial results for the quarter ended June 30, 2003.  This information will be available on the Company’s Web site at www.CommunityFirst.com.

The information in this Current Report on Form 8-K, including exhibits, shall not be deemed to be incorporated by reference into the Company’s filings with the SEC under the Securities Act of 1933.

ITEM 10.	Not Applicable.

ITEM 11.	Not Applicable.

ITEM 12.	See Item 9.

Exhibit Index

99.1	Community First Bankshares, Inc.’s press release dated July 17, 2003 announcing its financial results for the quarter ending June 30, 2003.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

COMMUNITY FIRST BANKSHARES, INC.

Dated: July 17, 2003	By	/s/ Craig A. Weiss
Craig A. Weiss, Chief Financial Officer